Exhibit 99.B(2)(j)(3)(ii)

Schedule B

Equity Assets as of June 30, 2003

	Fund Name	U.S. Equities	Global Equities

Unified Board Funds	ING AIM Mid Cap Growth Portfolio	$145,262,860.00	$10,077,138.00
	ING Alliance Mid Cap Growth Portfolio	385,826,810.65	1,298,902.00
	ING Capital Guardian Large Cap Value Portfolio	359,283,353.03	27,001,134.00
	ING Capital Guardian Managed Global Portfolio	125,301,484.00	127,741,038.04
	ING Capital Guardian Small Cap Portfolio	392,301,846.96	15,777,419.90
	ING Convertible Fund	17,292,584.22	—
	ING Developing World Portfolio	—	65,629,608.44
	ING Disciplined LargeCap Fund	82,144,683.26	—
	ING Eagle Asset Value Equity Portfolio	168,629,600.90	9,869,005.80
	ING Emerging Countries Fund	—	104,655,683.08
	ING Equity and Bond Fund	37,901,590.13	685,314.00
	ING Financial Services Fund	292,769,299.24	—
	ING FMRSM Diversified Mid Cap Portfolio	111,824,537.86	3,260,416.00
	ING Global Real Estate Fund	19,109,487.50	13,406,635.12
	ING Goldman Sachs Internet TollkeeperSM Portfolio	27,813,015.00	—
	ING Growth + Value Fund	191,657,962.40	—
	ING Growth Opportunities Fund	163,013,453.95	3,054,194.00
	ING Hard Assets Portfolio	9,186,677.56	63,108,687.69
	ING High Yield Opportunity Fund	143,115.82	1,969.06
	ING International Fund	761,120.00	70,867,535.96
	ING International Portfolio	4,204,732.82	130,613,806.66
	ING International SmallCap Growth Fund	5,818,464.72	276,780,765.34
	ING International Value Fund	65,767,028.60	2,614,192,536.97
	ING Janus Growth and Income Portfolio	145,593,852.17	9,531,395.08
	ING Janus Special Equity Portfolio	26,526,703.05	1,975,286.97
	ING Jennison Equity Opportunities Portfolio	242,047,809.00	17,875,306.00
	ING JPMorgan Fleming International Enhanced EAFE Portfolio	—	17,833,291.57

ING JPMorgan Fleming Small Cap Equity Portfolio	30,927,568.60	—
ING Large Company Value Fund	117,367,634.80	17,370,167.46
ING LargeCap Growth Fund	172,180,849.00	7,884,244.00
ING MagnaCap Fund	218,497,145.60	9,388,061.68
ING Marsico Growth Portfolio	612,233,763.01	24,897,163.85
ING Mercury Focus Value Portfolio	9,957,671.26	486,275.00
ING Mercury Fundamental Growth Portfolio	8,502,977.30	147,080.00
ING MFS Mid Cap Growth Portfolio	590,686,828.57	20,056,852.00
ING MFS Research Portfolio	546,232,746.60	28,771,190.95
ING MFS Total Return Portfolio	615,081,817.68	31,787,561.07
ING MidCap Opportunities Fund	165,773,256.19	2,941,250.00
ING MidCap Value Fund	38,531,479.68	539,431.20
ING Precious Metals Fund	9,222,500.00	59,710,034.52
ING Principal Protection Fund	30,642,972.41	—
ING Principal Protection Fund II	27,415,234.91	—
ING Principal Protection Fund III	31,418,871.45	—
ING Principal Protection Fund IV	164,204,249.23	—
ING Principal Protection Fund V	83,601,559.00	—
ING Principal Protection Fund VI	80,208,790.50	—
ING Real Estate Fund	133,335,224.74	—
ING Russia Fund	—	113,417,655.09
ING Salomon Brothers All Cap Portfolio	240,371,605.60	39,302,882.57
ING Salomon Brothers Investors Portfolio	94,995,378.26	8,151,307.00
ING SmallCap Opportunities Fund	249,618,969.17	1,276,990.00
ING SmallCap Value Fund	30,939,258.23	756,109.20
ING T. Rowe Price Capital Appreciation Portfolio	670,857,099.21	38,362,964.00
ING T. Rowe Price Equity Income Portfolio	457,171,540.81	11,915,294.48
ING Tax Efficient Equity Fund	30,995,918.30	1,096,137.00
ING UBS U.S. Balanced Portfolio	30,201,211.38	—
ING Van Kampen Equity Growth Portfolio	17,488,034.58	—
ING Van Kampen Global Franchise Portfolio	8,228,227.21	28,234,865.80
ING Van Kampen Growth and Income Portfolio	582,838,288.08	31,373,736.83
ING Van Kampen Real Estate Portfolio	216,201,432.57	12,080,625.00
ING VP Convertible Portfolio	136,975.10	—
ING VP Disciplined LargeCap Portfolio	7,293,405.65	—
ING VP Emerging Markets Fund	—	15,189,654.39
ING VP Growth + Value Portfolio	52,954,812.25	—

	ING VP Growth Opportunities Portfolio	19,387,439.24	310,596.00
	ING VP High Yield Bond Portfolio	6,119.61	—
	ING VP International Value Portfolio	984,699.00	80,447,407.69
	ING VP Large Company Value Portfolio	1,436,995.30	209,822.00
	ING VP LargeCap Growth Portfolio	1,710,350.15	80,083.00
	ING VP MagnaCap Portfolio	21,818,975.40	852,225.00
	ING VP MidCap Opportunities Portfolio	12,579,515.57	188,240.00
	ING VP Natural Resources Trust	17,231,539.08	2,266,915.59
	ING VP SmallCap Opportunities Portfolio	108,044,550.48	558,125.00
	ING VP Worldwide Growth Portfolio	18,143,370.04	13,871,393.49
	ING Worldwide Growth Fund	75,065,395.14	68,791,019.47
	The USLICO Asset Allocation Portfolio	6,143,988.56	189,550.90
	The USLICO Stock Portfolio	10,376,550.75	377,084.90

Aetna Board Funds	ING Balanced Fund	$69,869,427.62	$179,585.00
	ING Classic Principal Protection Fund I	1,639,342.28	—
	ING Classic Principal Protection Fund II	628,991.18	—
	ING Classic Principal Protection Fund III	1,989,329.26	—
	ING Classic Principal Protection Fund IV	345,179.44	—
	ING GET Fund – Series D	8,985,411.96	—
	ING GET Fund – Series E	24,655,155.08	—
	ING GET Fund – Series G	5,870,292.07	—
	ING GET Fund – Series H	9,183,732.99	—
	ING GET Fund – Series I	3,423,986.67	—
	ING GET Fund – Series J	1,439,749.43	—
	ING GET Fund – Series K	641,423.53	—
	ING GET Fund – Series L	3,235,249.01	—
	ING GET Fund – Series M	6,803,148.54	—
	ING GET Fund – Series N	10,586,928.66	—
	ING GET Fund – Series P	11,811,874.70	—
	ING GET Fund – Series Q	25,422,390.00	—
	ING GET Fund – Series R	33,465,307.40	—
	ING GET Fund – Series S	46,429,090.99	—
	ING GET Fund – Series T	37,207,327.27	—
	ING GET Fund – Series U	55,698,118.80	—
	ING GET Fund – Series V	66,186,127.30	—
	ING Growth and Income Fund	239,157,359.80	—
	ING Growth Fund	163,786,459.33	6,690,988.00

	ING Index Plus LargeCap Fund	406,840,078.32	—
	ING Index Plus MidCap Fund	88,366,305.43	11.29
	ING Index Plus Protection Fund	780,690.23	—
	ING Index Plus SmallCap Fund	30,112,680.71	—
	ING International Growth Fund	—	57,161,354.10
	ING Small Company Fund	250,034,358.23	5,667,544.50
	ING Strategic Allocation Balanced Fund	56,256,670.57	2,265,369.24
	ING Strategic Allocation Growth Fund	52,013,772.97	3,314,605.67
	ING Strategic Allocation Income Fund	22,492,614.70	45,812.50
	ING Technology Fund	49,430,189.35	2,944,493.95
	ING Value Opportunity Fund	35,754,692.35	—
	ING VP Balanced Portfolio, Inc.	759,400,041.18	2,103,710.00
	ING VP Growth and Income Portfolio	3,477,897,985.20	—
	ING VP Growth Portfolio	190,471,291.33	7,893,049.00
	ING VP Index Plus LargeCap Portfolio	1,153,589,973.48	—
	ING VP Index Plus MidCap Portfolio	319,314,523.42	—
	ING VP Index Plus SmallCap Portfolio	113,748,856.17	—
	ING VP International Equity Portfolio	—	31,697,560.21
	ING VP Small Company Portfolio	309,460,404.98	7,063,017.00
	ING VP Strategic Allocation Balanced Portfolio	114,662,027.38	4,624,673.99
	ING VP Strategic Allocation Growth Portfolio	148,377,898.30	9,620,016.21
	ING VP Strategic Allocation Income Portfolio	59,725,256.32	122,777.50
	ING VP Technology Portfolio	49,296,284.60	5,698,618.20
	ING VP Value Opportunity Portfolio	226,715,779.60	—

IPI Board Funds	ING Alger Aggressive Growth Portfolio	$102,132,875.55	$7,980,613.00
	ING Alger Capital Appreciation Portfolio	36,570,053.00	1,499,635.00
	ING Alger Growth Portfolio	44,175,162.93	4,882,883.56
	ING American Century Small Cap Value Portfolio	9,219,826.70	342,551.00
	ING Baron Small Cap Growth Portfolio	29,105,373.50	2,555,640.00
	ING DSI Enhanced Index Portfolio	36,427,185.79	786,678.00
	ING Goldman Sachs® Capital Growth Portfolio	81,647,071.81	3,340,908.88
	ING Goldman Sachs® Core Equity Portfolio	83,287,489.16	1,914,875.00
	ING JPMorgan Fleming International Portfolio	—	278,667,673.06
	ING JPMorgan Mid Cap Value Portfolio	12,216,030.47	524,408.00

ING MFS Capital Opportunities Portfolio	217,793,981.17	3,739,856.50
ING MFS Global Growth Portfolio	3,509,497.08	7,112,048.67
ING MFS Research Equity Portfolio	231,916,183.20	16,952,431.04
ING OpCap Balanced Value Portfolio	70,287,422.50	6,601,701.00
ING Salomon Brothers Fundamental Value Portfolio	33,262,414.03	6,386,806.81
ING Salomon Brothers Aggressive Growth Portfolio	490,668,533.16	5,237,884.00
ING Salomon Brothers Investors Value Portfolio	50,279,549.06	4,713,188.00
ING T. Rowe Price Growth Equity Portfolio	488,897,993.83	53,318,294.73
ING UBS Tactical Asset Allocation Portfolio	17,070,135.85	386,059.00
ING Van Kampen Comstock Portfolio	88,408,372.29	7,830,422.92

Totals - U.S. and Global	$20,559,505,787.30	$4,820,384,810.34

Total - All Equities	$ 25,379,890,597.64